Exhibit 99

Post Office Box 216 307 North Defiance Street Archbold, Ohio 43502	NEWS RELEASE

Company Contact:	Investor and Media Contact:
Lars B. Eller President and Chief Executive Officer Farmers & Merchants Bancorp, Inc. (419) 446-2501 leller@fm.bank	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Farmers & Merchants Bancorp, Inc. Reports

2025 Fourth-Quarter and Full-Year Financial Results

ARCHBOLD, OHIO, February 12, 2026, Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) today reported financial results for the 2025 fourth quarter and twelve months ended December 31, 2025, on a consolidated basis.

2025 Fourth-Quarter Financial and Operating Highlights

(at December 31, 2025, and on a year-over-year basis unless noted)

•
91 consecutive quarters of profitability
•
Net income increased 16.8% to a quarterly record of $9.8 million, or $0.71 per basic and diluted share
•
Net charge-offs to average loans of 0.01%
•
Tier 1 leverage ratio was 8.81%
•
Cost of interest-bearing liabilities improved to 2.69%, from 3.01%
•
Net interest margin increased by 62 basis points year-over-year to 3.46%
•
Efficiency ratio improved to 58.38%, compared to 59.82%
•
Fourth quarter dividend per share increased 4.0% to $0.92 annualized, reflecting two dividend increases in 2025 and the 31st consecutive annual increase in the Company’s regular dividend payment

2025 Full-Year Financial and Operating Highlights

(at December 31, 2025, and on a year-over-year basis unless noted)

•
Net income increased 28.4% to $33.3 million, or $2.43 per basic and diluted share
•
Return on average assets was 0.99%, compared to 0.78%
•
Total loans, net increased 5.9% to $2.71 billion, from $2.56 billion at December 31, 2024
•
Loans over 30 days past due to total loans averaged 0.26% for 2025, compared to 0.46% for 2024
•
Total assets increased 2.1% to $3.43 billion
•
Deposits increased 1.6% to $2.73 billion
•
Cost of interest-bearing liabilities improved to 2.80%, from 3.12%
•
Stockholders’ equity increased 10.6% to a record $370.9 million
•
Tangible book value increased 15.0% to $20.40 per share
•
Net interest income after provision for credit losses increased 19.3% to $102.2 million

Lars B. Eller, President and Chief Executive Officer, stated, “I am proud to report that F&M ended 2025 with record quarterly earnings per share, record stockholders’ equity, and record total assets, highlighting F&M’s operating strength and financial consistency. Our performance throughout the year and in the fourth quarter reflects sustained organic growth and the continued expansion of our local market presence across Ohio, Indiana, and Michigan. These results demonstrate the effectiveness of our relationship-driven approach and our ongoing investments in people and capabilities. Most importantly, this record performance would not be possible without the dedication and professionalism of our team, whose commitment continues to differentiate F&M.”

Income Statement

Net income for the 2025 fourth quarter ended December 31, 2025, was $9.8 million, compared to $8.4 million for the same period last year. Net income per basic and diluted share for the 2025 fourth quarter was $0.71, compared to $0.61 for the same period last year. Net income for the twelve months ended December 31, 2025, was $33.3 million, compared to $25.9 million for the same period last year. Net income per basic and diluted share for the 2025 twelve months was $2.43, compared to $1.90 for the same period last year.

Mr. Eller commented, “Profitability has returned to levels not seen since the period of extraordinary industry support during the COVID era, this time driven entirely by core operating performance, prudent balance sheet management, and sustainable growth across our markets. These results underscore the earnings power of our business and provide confidence in our ability to deliver attractive, consistent returns. Based on our current momentum and operating fundamentals, we believe F&M is well positioned to sustain elevated levels of profitability throughout 2026.”

Deposits

At December 31, 2025, total deposits were $2.73 billion, an increase of 1.6% from December 31, 2024. For the 2025 twelve months ended December 31, 2025, F&M’s cost of interest-bearing liabilities was 2.80%, compared to 3.12% in the prior year.

Loan Portfolio and Asset Quality

“Throughout 2025, we made targeted investments to strengthen F&M’s operating capabilities and support both current performance and future growth, while maintaining disciplined expense management. We enhanced our leadership team, expanded local decision-making authority across our markets, and established a new office in Troy, Michigan to support growth in a strategically important region. Together, these actions improve execution, enhance scalability, and enable us to grow profitably while remaining closely connected to the communities we serve,” continued Mr. Eller.

Total loans, net at December 31, 2025, increased 5.9%, or by $152.9 million to $2.71 billion, compared to $2.56 billion at December 31, 2024. The year-over-year increase was driven primarily by higher commercial real estate, agricultural real estate, consumer real estate, commercial and industrial, and agricultural loans, partially offset by lower consumer loans.

F&M continues to closely monitor its loan portfolio with a particular emphasis on higher risk sectors. Nonperforming loans were $11.3 million, or 0.42% of total loans at December 31, 2025, compared to $3.1 million, or 0.12% of total loans at December 31, 2024.

F&M maintains a well-balanced, diverse and high performing CRE portfolio. CRE loans represented 50.0% of the Company’s total loan portfolio at December 31, 2025. F&M’s CRE portfolio included the following categories at December 31, 2025 (*):

CRE Category	Dollar Balance	Percent of CRE Portfolio	Percent of Total Loan Portfolio
Industrial	$265,009	19.6%	9.8%
Multi-family	237,902	17.5%	8.8%
Retail	234,754	17.3%	8.7%
Hotels	163,855	12.1%	6.0%
Office	136,564	10.1%	5.0%
Gas Stations	78,701	5.8%	2.9%
Food Service	51,561	3.8%	1.9%
Development	40,705	3.0%	1.5%
Auto Dealers	28,490	2.1%	1.0%
Senior Living	21,787	1.6%	0.8%
Other	96,243	7.1%	3.6%
Total CRE	$1,355,571	100.0%	50.0%

* Numbers have been rounded; totals may not foot due to rounding; and dollar amounts in thousands.

At December 31, 2025, the Company’s total allowance to total loans was 1.02%, compared to 1.07% at December 31, 2024. Including accretable yield adjustments, associated with the Company’s prior acquisitions, F&M’s allowance for credit losses to total loans was 1.03% at December 31, 2025, compared to 1.08% at December 31, 2024.

Mr. Eller concluded, “F&M enters 2026 from a position of strength, supported by a sound balance sheet, a scalable operating model, and a culture focused on long-term value creation. As we look ahead, we are approaching growth intentionally, allocating capital thoughtfully, investing in our business, and expanding within our markets in line with our strategic priorities. During the fall, we began developing a new three-year strategic plan that will establish a clear roadmap for the Company’s next phase of progress. Anchored in our community-banking heritage and informed by the opportunities across Ohio, Indiana, and Michigan, this plan is designed to drive sustainable performance and create enduring value for shareholders. I am excited about the opportunities in 2026 and confident in F&M’s long-term growth potential.”

Stockholders’ Equity and Dividends

Total stockholders’ equity increased 10.6% to $370.9 million, or $26.98 per share at December 31, 2025, from $335.2 million, or $24.47 per share at December 31, 2024. The Company had a Tier 1 leverage ratio of 8.81% at December 31, 2025, compared to 8.12% at December 31, 2024.

Tangible stockholders’ equity increased to $280.5 million at December 31, 2025, compared to $243.1 million at December 31, 2024. On a per share basis, tangible stockholders’ equity at December 31, 2025, was $20.40 per share, compared to $17.74 per share at December 31, 2024. Tangible stockholders’ equity and tangible book value per share are non-GAAP financial measures; see “Use of Non-GAAP Financial Measures.”

F&M is committed to returning capital to shareholders and has increased the annual cash dividend for 31 consecutive years. For the quarter ended December 31, 2025, the Company declared cash dividends of $0.23 per share, representing a 4.0% increase over the same period last year.

For the twelve months ended December 31, 2025, the Company declared cash dividends of $0.90 per share, representing a 2.0% increase over the same period last year. For the twelve months ended December 31, 2025, the dividend payout ratio was 36.67% compared to 46.07% for the same period last year.

About Farmers & Merchants Bancorp, Inc.

Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) is a financial holding company headquartered in Archbold, Ohio, and the parent company of The Farmers & Merchants State Bank.

About Farmers & Merchants State Bank:

F&M Bank is a local independent community bank that has been serving its communities since 1897. F&M Bank provides commercial banking, retail banking and other financial services. Our locations are in Butler, Champaign, Fulton, Defiance, Hancock, Henry, Lucas, Shelby, Williams, and Wood counties in Ohio. In Northeast Indiana, we have offices located in Adams, Allen, DeKalb, Jay, Steuben and Wells counties. The Michigan footprint includes Oakland County, and we have Loan Production Offices in Muncie, Indiana; and Perrysburg and Bryan, Ohio.

Use of Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures, including tangible stockholders’ equity and tangible book value per share. Management believes these measures facilitate period-to-period comparisons of the Company’s performance and provide useful supplemental information to investors; however, they should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Basis of Presentation

The financial information in this release is preliminary, based on management’s current expectations, and is subject to change pending completion of customary quarterly closing processes and review. Unless otherwise indicated, all figures are presented on a consolidated basis and comparisons are to the same period of the prior year. Averages may be annualized. Totals may not foot due to rounding.

Safe Harbor Statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “goal,” “will,” “would,” and similar expressions. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, deposit flows and pricing, liquidity and access to wholesale funding, interest rate and asset-liability management, credit quality (including commercial real estate exposures), collateral values, inflation and macroeconomic conditions, changes in laws and regulations (including capital and liquidity requirements and the implementation of “Basel III Endgame”), FDIC assessments, stress testing and supervisory expectations, cybersecurity and third-party/vendor risks, competition and technological change, geopolitical events, severe weather and natural disasters, agricultural sector conditions, the accuracy of CECL estimates and other accounting judgments, capital and dividend restrictions, and other risks described in F&M’s filings with the SEC. F&M undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Interest Income
Loans, including fees	$40,999	$41,013	$39,530	$37,072	$36,663	$158,614	$145,329
Debt securities:
U.S. Treasury and government agencies	2,259	2,224	2,231	2,097	1,882	8,811	5,542
Municipalities	362	366	369	382	384	1,479	1,554
Dividends	250	309	311	338	367	1,208	1,361
Federal funds sold	-	-	-	-	24	-	45
Other	696	572	1,051	1,113	2,531	3,432	9,741
Total interest income	44,566	44,484	43,492	41,002	41,851	173,544	163,572
Interest Expense
Deposits	14,318	15,060	14,813	13,988	15,749	58,179	64,463
Federal funds purchased and securities sold under agreement to repurchase	226	273	272	271	274	1,042	1,111
Borrowed funds	1,966	1,966	2,411	2,550	2,713	8,893	10,948
Subordinated notes	285	284	285	284	285	1,138	1,138
Total interest expense	16,795	17,583	17,781	17,093	19,021	69,252	77,660
Net Interest Income - Before Provision for Credit Losses	27,771	26,901	25,711	23,909	22,830	104,292	85,912
Provision for Credit Losses - Loans	567	557	661	811	346	2,596	944
Provision for (Recovery of) Credit Losses - Off Balance Sheet Credit Exposures	(1)	(272)	27	(260)	(120)	(506)	(671)
Net Interest Income After Provision for Credit Losses	27,205	26,616	25,023	23,358	22,604	102,202	85,639
Noninterest Income
Customer service fees	337	370	330	381	237	1,418	1,324
Other service charges and fees	1,311	1,349	1,206	1,124	1,176	4,990	4,473
Interchange income	1,275	1,273	1,259	1,421	1,322	5,228	5,396
Loan servicing income	814	674	629	762	771	2,879	2,533
Net gain on sale of loans	306	444	257	284	223	1,291	859
Increase in cash surrender value of bank owned life insurance	640	247	239	244	248	1,370	965
Net gain (loss) on sale of other assets owned	(2)	-	15	(54)	22	(41)	71
Total noninterest income	4,681	4,357	3,935	4,162	3,999	17,135	15,621

(continued)

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME (continued)

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Noninterest Expense
Salaries and wages	8,037	8,108	7,567	7,878	7,020	31,590	30,168
Employee benefits	2,386	2,273	2,265	2,404	2,148	9,328	8,543
Net occupancy expense	1,052	1,104	1,075	1,199	1,072	4,430	4,152
Furniture and equipment	1,352	1,532	1,414	1,278	1,032	5,576	5,264
Data processing	964	1,109	1,057	557	160	3,687	1,447
Franchise taxes	397	397	397	397	312	1,588	1,542
ATM expense	676	665	761	491	328	2,593	1,670
Advertising	666	674	356	503	498	2,199	2,144
FDIC assessment	377	428	448	465	505	1,718	2,108
Servicing rights amortization - net	637	586	234	127	244	1,584	818
Loan expense	292	362	328	228	236	1,210	960
Consulting fees	182	242	494	745	242	1,663	877
Professional fees	352	516	502	559	368	1,929	1,793
Intangible asset amortization	446	445	444	445	446	1,780	1,780
Other general and administrative	1,237	1,298	1,918	1,484	1,465	5,937	5,421
Total noninterest expense	19,053	19,739	19,260	18,760	16,076	76,812	68,687
Income Before Income Taxes	12,833	11,234	9,698	8,760	10,527	42,525	32,573
Income Taxes	3,040	2,380	1,988	1,808	2,146	9,216	6,635
Net Income	9,793	8,854	7,710	6,952	8,381	33,309	25,938
Other Comprehensive Income (Loss) (Net of Tax):
Net unrealized gain (loss) on available- for-sale securities	2,657	6,610	1,149	6,464	(7,403)	16,880	4,797
Reclassification adjustment for realized (gain) loss on sale of available-for-sale securities	-	-	-	-	-	-	-
Net unrealized gain (loss) on available- for-sale securities	2,657	6,610	1,149	6,464	(7,403)	16,880	4,797
Tax expense (benefit)	558	1,388	241	1,358	(1,554)	3,545	1,008
Other comprehensive income (loss)	2,099	5,222	908	5,106	(5,849)	13,335	3,789
Comprehensive Income	$11,892	$14,076	$8,618	$12,058	$2,532	$46,644	$29,727
Basic Earnings Per Share	$0.71	$0.64	$0.56	$0.51	$0.61	$2.43	$1.90
Diluted Earnings Per Share	$0.71	$0.64	$0.56	$0.51	$0.61	$2.43	$1.90
Dividends Declared	$0.23000	$0.22750	$0.22125	$0.22125	$0.22125	$0.90000	$0.88250

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (in thousands of dollars, except share data)

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
		(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$97,249	$116,448	$87,596	$172,612	$174,855
Federal funds sold	469	582	635	425	1,496
Total cash and cash equivalents	97,718	117,030	88,231	173,037	176,351

Interest-bearing time deposits	1,498	1,498	1,992	1,992	2,482
Securities - available-for-sale	422,072	422,773	431,102	438,568	426,556
Other securities, at cost	13,032	11,509	13,994	14,062	14,400
Loans held for sale	3,934	3,003	6,359	2,331	2,996
Loans, net of allowance for credit losses	2,685,990	2,632,668	2,599,917	2,555,552	2,536,043
Premises and equipment	31,864	32,321	32,885	33,163	33,828
Goodwill	86,358	86,358	86,358	86,358	86,358
Loan servicing rights	5,175	5,537	5,810	5,805	5,656
Bank owned life insurance	47,410	35,602	35,355	35,116	34,872
Other assets	39,331	42,453	43,760	42,802	45,181
Total Assets	$3,434,382	$3,390,752	$3,345,763	$3,388,786	$3,364,723

Liabilities and Stockholders' Equity

Liabilities
Deposits
Noninterest-bearing	$527,327	$500,742	$497,804	$502,318	$516,904
Interest-bearing
NOW accounts	876,151	920,099	899,602	874,881	850,462
Savings	729,472	713,391	691,468	696,635	671,818
Time	597,785	617,679	621,455	626,450	647,581
Total deposits	2,730,735	2,751,911	2,710,329	2,700,284	2,686,765

Federal funds purchased and securities sold under agreements to repurchase	37,718	22,718	27,562	27,258	27,218
Federal Home Loan Bank (FHLB) advances	227,377	187,913	188,445	245,474	246,056
Subordinated notes, net of unamortized issuance costs	34,933	34,904	34,875	34,846	34,818
Dividend payable	3,125	3,091	3,000	2,997	2,996
Accrued expenses and other liabilities	29,632	28,435	30,760	33,326	31,659
Total liabilities	3,063,520	3,028,972	2,994,971	3,044,185	3,029,512

Commitments and Contingencies

Stockholders' Equity
Common stock - No par value authorized 40,000,000 shares 12/31/25 and 20,00,000 shares 12/31/24; issued 14,564,425 shares 12/31/25 and 12/31/24; outstanding 13,748,074 shares 12/31/25 and 13,699,536 shares 12/31/24	135,531	135,170	135,805	135,407	135,565
Treasury stock - 816,351 shares 12/31/25 and 864,889 shares 12/31/24	(10,636)	(10,584)	(10,674)	(10,768)	(10,985)
Retained earnings	257,855	251,181	244,870	240,079	235,854
Accumulated other comprehensive loss	(11,888)	(13,987)	(19,209)	(20,117)	(25,223)
Total stockholders' equity	370,862	361,780	350,792	344,601	335,211
Total Liabilities and Stockholders' Equity	$3,434,382	$3,390,752	$3,345,763	$3,388,786	$3,364,723

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA

	For the Three Months Ended					For the Twelve Months Ended
Selected financial data	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Return on average assets	1.14%	1.05%	0.92%	0.85%	0.99%	0.99%	0.78%
Return on average equity	10.55%	9.83%	8.88%	8.31%	10.00%	9.43%	7.98%
Yield on earning assets	5.55%	5.62%	5.45%	5.19%	5.20%	5.45%	5.17%
Cost of interest-bearing liabilities	2.69%	2.83%	2.83%	2.76%	3.01%	2.80%	3.12%
Net interest spread	2.86%	2.79%	2.62%	2.43%	2.19%	2.65%	2.05%
Net interest margin	3.46%	3.40%	3.22%	3.03%	2.84%	3.28%	2.72%
Efficiency ratio	58.38%	63.11%	64.93%	66.79%	59.82%	63.12%	67.54%
Dividend payout ratio	31.90%	34.90%	38.91%	43.10%	35.75%	36.67%	46.07%
Tangible book value per share	$20.40	$19.71	$18.91	$18.44	$17.74
Tier 1 leverage ratio	8.81%	8.74%	8.50%	8.44%	8.12%
Average shares outstanding	13,749,420	13,733,858	13,720,339	13,706,003	13,699,869	13,727,541	13,679,955

Loans	December 30, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
(Dollar amounts in thousands)
Commercial real estate	$1,355,571	$1,355,166	$1,345,953	$1,325,698	$1,310,811
Agricultural real estate	217,034	222,145	221,004	215,898	216,401
Consumer real estate	526,439	522,416	523,781	523,383	520,114
Commercial and industrial	314,405	296,084	293,826	278,254	275,152
Agricultural	218,050	179,361	157,870	153,607	152,080
Consumer	58,838	60,469	59,348	60,115	63,009
Other	23,133	24,086	24,653	24,985	24,978
Less: Net deferred loan fees costs and other (1)	(1,511)	(1,452)	(1,488)	(1,748)	(1,750)
Total loans, net	$2,711,959	$2,658,275	$2,624,947	$2,580,192	$2,560,795

(1) Excludes carrying value adjustments of $1.7 million as of December 31, 2025, $1.9 million as of September 30, 2025, $1.9 million as of June 30, 2025, $1.7 million as of March 31, 2025 and $1.1 million as of December 31, 2024 related to interest rate swaps associated with fixed rate loans

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA (continued)

Asset quality data	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
(Dollar amounts in thousands)
Nonaccrual loans	$11,256	$5,155	$3,745	$4,494	$3,124
90 day past due and accruing	$-	$-	$-	$-	$-
Nonperforming loans	$11,256	$5,155	$3,745	$4,494	$3,124
Other real estate owned	$-	$-	$-	$-	$-
Nonperforming assets	$11,256	$5,151	$3,745	$4,494	$3,124

Allowance for credit losses - loans	$27,688	$27,475	$26,977	$26,352	$25,826
Allowance for credit losses - off balance sheet credit exposures	1,035	1,037	1,308	1,281	1,541
Total allowance for credit losses	$28,723	$28,512	$28,285	$27,633	$27,367
Total allowance for credit losses/ total loans	1.02%	1.07%	1.08%	1.07%	1.07%
Adjusted credit losses with accretable yield/total loans	1.03%	1.06%	1.07%	1.08%	1.08%
Net charge-offs:
Quarter-to-date	$354	$59	$36	$285	$4
Year-to-date	$734	$380	$321	$285	$142
Net charge-offs to average loans
Quarter-to-date	0.01%	0.00%	0.00%	0.01%	0.00%
Year-to-date	0.03%	0.01%	0.01%	0.01%	0.01%
Nonperforming loans/total loans	0.42%	0.19%	0.14%	0.17%	0.12%
Allowance for credit losses/ nonperforming loans	245.98%	532.98%	720.35%	586.38%	826.70%
NPA coverage ratio	245.98%	532.98%	720.35%	586.38%	826.70%

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES

(in thousands of dollars, except percentages)

	For the Three Months Ended			For the Three Months Ended
	December 31, 2025			December 31, 2024
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,682,900	$40,999	6.11%	$2,543,628	$36,663	5.77%
Taxable investment securities	439,705	2,799	2.55%	450,648	2,554	2.27%
Tax-exempt investment securities	14,809	72	2.46%	18,571	79	2.15%
Fed funds sold & other	74,851	696	3.72%	209,307	2,555	4.88%
Total Interest Earning Assets	3,212,265	$44,566	5.55%	3,222,154	$41,851	5.20%

Nonearning Assets	197,226			174,172

Total Assets	$3,409,491			$3,396,326

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$1,642,731	$9,305	2.27%	$1,548,638	$9,459	2.44%
Time deposits	609,541	5,013	3.29%	666,896	6,290	3.77%
Other borrowed money	188,448	1,966	4.17%	255,490	2,713	4.25%
Fed funds purchased & securities
sold under agreement to repurchase	22,997	226	3.93%	27,341	274	4.01%
Subordinated notes	34,914	285	3.27%	34,799	285	3.28%
Total Interest-Bearing Liabilities	$2,498,631	$16,795	2.69%	$2,533,164	$19,021	3.01%

Noninterest-Bearing Liabilities	542,625			527,751

Stockholders' Equity	$368,235			$335,411

Net Interest Income and Interest Rate Spread		$27,771	2.86%		$22,830	2.19%

Net Interest Margin			3.46%			2.84%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Twelve Months Ended			For the Twelve Months Ended
	December 31, 2025			December 31, 2024
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,632,363	$158,614	6.03%	$2,557,213	$145,329	5.68%
Taxable investment securities	450,636	11,202	2.49%	410,764	8,129	1.98%
Tax-exempt investment securities	16,473	296	2.27%	20,154	328	2.06%
Fed funds sold & other	84,017	3,432	4.08%	176,307	9,786	5.55%
Total Interest Earning Assets	3,183,489	$173,544	5.45%	3,164,438	$163,572	5.17%

Nonearning Assets	180,558			164,464

Total Assets	$3,364,047			$3,328,902

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$1,579,552	$37,314	2.36%	$1,502,365	$39,750	2.65%
Time deposits	618,230	20,865	3.37%	663,320	24,713	3.73%
Other borrowed money	212,720	8,893	4.18%	262,094	10,948	4.18%
Fed funds purchased & securities
sold under agreement to repurchase	26,263	1,042	3.97%	27,750	1,111	4.00%
Subordinated notes	34,871	1,138	3.26%	34,755	1,138	3.27%
Total Interest-Bearing Liabilities	$2,471,636	$69,252	2.80%	$2,490,284	$77,660	3.12%

Noninterest-Bearing Liabilities	539,111			513,588

Stockholders' Equity	$353,300			$325,030

Net Interest Income and Interest Rate Spread		$104,292	2.65%		$85,912	2.05%

Net Interest Margin			3.28%			2.72%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Three Months Ended						For the Three Months Ended
	December 31, 2025						December 31, 2024
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$40,999	6.11%	$40,428	6.03%	$571	0.08%	$36,663	5.77%	$36,039	5.67%	$624	0.10%
Taxable investment securities	2,799	2.55%	2,799	2.55%	-	0.00%	2,554	2.27%	2,554	2.27%	-	0.00%
Tax-exempt investment securities	72	2.46%	72	2.46%	-	0.00%	79	2.15%	79	2.15%	-	0.00%
Fed funds sold & other	696	3.72%	696	3.72%	-	0.00%	2,555	4.88%	2,555	4.88%	-	0.00%
Total Interest Earning Assets	44,566	5.55%	43,995	5.48%	571	0.07%	41,851	5.20%	41,227	5.12%	624	0.08%

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$9,305	2.27%	$9,305	2.27%	$-	0.00%	$9,459	2.44%	$9,459	2.44%	$-	0.00%
Time deposits	5,013	3.29%	5,013	3.29%	-	0.00%	6,290	3.77%	6,290	3.77%	-	0.00%
Other borrowed money	1,966	4.17%	1,963	4.17%	3	0.00%	2,713	4.25%	2,710	4.24%	3	0.01%
Fed funds purchased and securities
sold under agreement to repurchase	226	3.93%	226	3.93%	-	0.00%	274	4.01%	274	4.01%	-	0.00%
Subordinated notes	285	3.27%	285	3.27%	-	0.00%	285	3.28%	285	3.28%	-	0.00%
Total Interest-Bearing Liabilities	16,795	2.69%	16,792	2.69%	3	0.00%	19,021	3.01%	19,018	3.00%	3	0.01%

Interest/Dividend income/yield	44,566	5.55%	43,995	5.48%	571	0.07%	41,851	5.20%	41,227	5.12%	624	0.08%
Interest Expense / yield	16,795	2.69%	16,792	2.69%	3	0.00%	19,021	3.01%	19,018	3.00%	3	0.01%
Net Interest Spread	27,771	2.86%	27,203	2.79%	568	0.07%	22,830	2.19%	22,209	2.12%	621	0.07%
Net Interest Margin		3.46%		3.39%		0.07%		2.84%		2.76%		0.08%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Twelve Months Ended						For the Twelve Months Ended
	December 31, 2025						December 31, 2024
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$158,614	6.03%	$156,183	5.94%	$2,431	0.09%	$145,329	5.68%	$142,627	5.58%	$2,702	0.10%
Taxable investment securities	11,202	2.49%	11,202	2.49%	-	0.00%	8,129	1.98%	8,129	1.98%	-	0.00%
Tax-exempt investment securities	296	2.27%	296	2.27%	-	0.00%	328	2.06%	328	2.06%	-	0.00%
Fed funds sold & other	3,432	4.08%	3,432	4.08%	-	0.00%	9,786	5.55%	9,786	5.55%	-	0.00%
Total Interest Earning Assets	173,544	5.45%	171,113	5.38%	2,431	0.07%	163,572	5.17%	160,870	5.09%	2,702	0.08%

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$37,314	2.36%	$37,314	2.36%	$-	0.00%	$39,750	2.65%	$39,750	2.65%	$-	0.00%
Time deposits	20,865	3.37%	20,865	3.37%	-	0.00%	24,713	3.73%	24,713	3.73%	-	0.00%
Other borrowed money	8,893	4.18%	8,880	4.17%	13	0.01%	10,948	4.18%	10,964	4.18%	(16)	0.00%
Fed funds purchased and securities
sold under agreement to repurchase	1,042	3.97%	1,042	3.97%	-	0.00%	1,111	4.00%	1,111	4.00%	-	0.00%
Subordinated notes	1,138	3.26%	1,138	3.26%	-	0.00%	1,138	3.27%	1,138	3.27%	-	0.00%
Total Interest-Bearing Liabilities	69,252	2.80%	69,239	2.80%	13	0.00%	77,660	3.12%	77,676	3.12%	(16)	0.00%

Interest/Dividend income/yield	173,544	5.45%	171,113	5.38%	2,431	0.07%	163,572	5.17%	160,870	5.09%	2,702	0.08%
Interest Expense / yield	69,252	2.80%	69,239	2.80%	13	0.00%	77,660	3.12%	77,676	3.12%	(16)	0.00%
Net Interest Spread	104,292	2.65%	101,874	2.58%	2,418	0.07%	85,912	2.05%	83,194	1.97%	2,718	0.08%
Net Interest Margin		3.28%		3.20%		0.08%		2.72%		2.63%		0.09%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts